                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund




* Funds that have not commenced investment operations.

COLORADO INSURED MUNICIPALS INCOME TRUST                    SERIES 89
MICHIGAN INSURED MUNICIPALS INCOME TRUST                    SERIES 182
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                SERIES 284
INVESTMENT GRADE MUNICIPAL TRUST                            SERIES 39
INSURED MUNICIPALS INCOME TRUST                             SERIES 478
INSURED MUNICIPALS INCOME TRUST LIMITED                     SERIES 92
INSURED MUNICIPAL LADDERED TRUST                            SERIES 6
MARYLAND INVESTORS' QUALITY TAX EXEMPT TRUST                SERIES 90
ROLLING TREASURY PORTFOLIO                                  SERIES 1
GNMA INCOME PORTFOLIO                                       SERIES 2
INVESTMENT GRADE TRUST                                      SERIES 16
BIRINYI EQUITY SELECT TRUST                                 SERIES 7
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                     SERIES 12
DIVIDEND INCOME AND VALUE PORTFOLIO                         SERIES 34
DOW 30 INDEX TRUST                                          SERIES 17
VK STRATEGIC 10 U.S.TRADITIONAL SERIES                      OCTOBER 2003 SERIES
EAFE STRATEGIC 20 TRUST                                     SERIES 34
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                       SERIES 34
ENERGY PORTFOLIO                                            SERIES 8
FINANCIAL INSTITUTIONS TRUST                                SERIES 20
SELECT 5 INDUSTRIAL PORTFOLIO                               SERIES 34
FOCUS VALUE PORTFOLIO                                       SERIES 9
VK GREAT INTERNATIONAL FIRMS TRUST                          SERIES 23
VK HEALTHCARE AND PHARMACEUTICAL TRUST                      SERIES 25
VK INTERNET TRUST                                           SERIES 36
STRATEGIC GROWTH LARGE CAP PORTFOLIO                        SERIES 34
MORGAN STANLEY HI-TECH 35 INDEX TRUST                       SERIES 30
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO              SERIES 15
PREFERRED SECURITIES PORTFOLIO                              SERIES 2
ROARING 2000S TRUST                                         SERIES 21
S AND P SELECT CORE 20 PORTFOLIO                            SERIES 34
SELECT 10 INDUSTRIAL PORTFOLIO                              SERIES 36
SELECT S AND P INDUSTRIAL PORTFOLIO                         SERIES 34
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 34
SELECT TURNAROUND FOCUS LIST                                SERIES 3
VK UTILITY TRUST                                            SERIES 14
VK UTILITY TRUST                                            SERIES 15
COHEN AND STEERS REIT INCOME PORTFOLIO                      SERIES 9
SELECT GROWTH TRUST                                         OCTOBER 2003 SERIES